SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 13, 2004

DUKE REALTY CORPORATION

(Exact name of registrant specified in its charter)

Indiana	1-9044	35-1740409
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street Suite 100 Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Item 7.                                   Financial Statements and Other Exhibits

The following exhibits are filed with this report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-108557, under the Securities Act of 1933, as amended (as amended, the “Registration Statement”), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

Exhibit Number	Exhibit
1.1	Terms Agreement dated January 14, 2004.
1.2	Underwriting Agreement dated January 13, 2004.
3	Designating Amendment to the Third Restated Articles of Incorporation of Duke Realty Corporation establishing the terms of the 6.5% Series K Cumulative Redeemable Preferred Stock.
3.1	Form of certificate representing Series K Preferred Shares.
4

Deposit Agreement dated February 13, 2004 by and among Duke Realty Corporation, American Stock Transfer & Trust Company and the holders from time to time of the Depositary Receipts (which includes as an exhibit the form of Depositary Receipt).

5	Opinion of Alston & Bird LLP.
8	Opinion of Alston & Bird LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

February 26, 2004	By:	/s/ Howard L. Feinsand
Howard L. Feinsand,
Executive Vice President and General Counsel